NCR PUERTO RICO/AMCOM CORPORATION
                      IBM POS *** REPAIR PRICING AGREEMENT

THIS AGREEMENT is entered into and made effective as of March 01, 1996 by and between NCR - PUERTO RICO and AMCOM CORPORATION.

1.   DEFINITIONS -

     A.  Product is defined as IBM Point of Sale (POS) equipment.
     B. Rework is defined as the process of testing, diagnosing, and repairing failed Product to a like-new condition.
     C. The standard configuration of the IBM POS terminals is defined in Table 2, paragraph 9.\
     D. The corporate names NCR and NCR - Puerto Rico are used interchangeably in this agreement.

2. TERM OF AGREEMENT - The term of this agreement shall commence on the date specified above and shall continue for an initial period of one (1) year. This initial contract is for *** stores with a total of *** terminals. Additional terminals can be added to the term of this agreement by mutual consent of NCR and AMCOM. NCR agrees to provide equipment inventories (counts) and serial numbers to AMCOM prior to inclusion of this agreement. This will permit AMCOM to ensure adequate spares are on hand.

3. PRICING - This agreement is a one-year (renewable) 24 hour repair contract. The pricing for the IBM POS Terminal *** Repair is listed in Table 1.
     Both the annualized cost and per month cost is indicated.

4. SHIPMENTS - AMCOM shall ship all repaired Product back to NCR via Federal Express. All shipping charges are NCR's responsibility.

5. REWORK TURNAROUND CYCLES - AMCOM agrees to a 24 hour turnaround on repairs. See paragraph 8 for explanation of maintenance contract 24 hour repair cycle and paragraph 12 for rework/unrepairables procedures. AMCOM will maintain the quantity indicated on Table 2 in a separate warehouse to ensure a 24 hour turnaround. If AMCOM receives more than this quantity in any 10 day period, those parts will enter into the normal 10 day repair cycle. This plan is only successful if the parts are shipped as they fail, not as bulk repair orders.

Note, that the annual *** price is broken down into a monthly charge. Each month the annualized rate goes down by ***.

                            TABLE 1. *** PRICING

------------------------ --------------------- ------------------------
         MONTH                ANNUAL ***             EQUIVALENT
                                 RATE                MONTHLY ***
                                                       RATE
------------------------ --------------------- ------------------------
      March 1996                 ***                    ***
------------------------ --------------------- ------------------------
      April 1996                 ***                    ***
------------------------ --------------------- ------------------------
       May 1996                  ***                    ***
------------------------ --------------------- ------------------------
       June 1996                 ***                    ***
------------------------ --------------------- ------------------------
       July 1996                 ***                    ***
------------------------ --------------------- ------------------------
      August 1996                ***                    ***
------------------------ --------------------- ------------------------
    September 1996               ***                    ***
------------------------ --------------------- ------------------------

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a Confidentiality Treatment Request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended

------------------------ --------------------- ------------------------
         MONTH                                       EQUIVALENT
                              ANNUAL ***             MONTHLY ***
                               RATE                      RATE
------------------------ --------------------- ------------------------
     October 1996               ***                      ***
------------------------ --------------------- ------------------------
     November 1996              ***                      ***
------------------------ --------------------- ------------------------
     December 1996              ***                      ***
------------------------ --------------------- ------------------------
     January 1997               ***                      ***
------------------------ --------------------- ------------------------
     February 1997              ***                      ***
------------------------ --------------------- ------------------------


6. PARTS NUMBERS - AMCOM is to return the Product to NCR with part numbers and labels according to manufacturer's specifications. If necessary, AMCOM will utilize NCR 10-digit part numbers.

7. MAINTENANCE CONTRACTS - NCR is signing this agreement as a one (1) year (renewable) maintenance contract. The pricing is detailed in paragraph 3.

8. MAINTENANCE CONTRACT - AMCOM's maintenance contract rates are designed for the 24 hour repair turnaround cycle.

9. IBM POS TERMINAL STANDARD CONFIGURATION - The standard configuration for the IBM POS terminals is detailed in Table 2.

10. IBM POS SPARE PARTS - Refer to Table 3 for current IBM POS piece part pricing.

11. PAYMENTS - AMCOM will provide month-to-month invoicing. Invoices are due on the first (1st) of each month.

                            NCR WILL PROVIDE DETAILED
                  CONFIGURATIONS PRIOR TO CONTRACT FINALIZATION

                       Table 2. POS Terminal Configuration

----------------- ---------------------------------------- --------------------
      PART                        FEATURE                        QTY ON HAND
     NUMBER                     DESCRIPTION
----------------- ---------------------------------------- --------------------
    53F4900       Model 3 Printer W/O Printhead                       3
----------------- ---------------------------------------- --------------------
    93F0533       Printer Cable                                       2
----------------- ---------------------------------------- --------------------
    4783888       40-Character Display                                2
----------------- ---------------------------------------- --------------------
    6316834       Display Cable                                       2
----------------- ---------------------------------------- --------------------
    69F7943       Cash Drawer                                         2
----------------- ---------------------------------------- --------------------
    6316831       Cash Drawer Cable                                   2
----------------- ---------------------------------------- --------------------
    4783896       Keyboard/Display                                    2
----------------- ---------------------------------------- --------------------
    6316858       Keyboard Cable                                      2
----------------- ---------------------------------------- --------------------
    04H7619       Power Supply                                        2
----------------- ---------------------------------------- --------------------
    74F9921       P21 Main Board                                      1
----------------- ---------------------------------------- --------------------
    96X6308       002 Main Board                                      1
----------------- ---------------------------------------- --------------------
    93F0248       4683-3 Printhead                                    2
----------------- ---------------------------------------- --------------------

         This *** contract is all-inclusive and covers whatever configuration is found on site. NCR must provide the results of site surveys to ensure required spares are always available for rapid shipment.

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a Confidentiality Treatment Request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended


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

12. REWORK - AMCOM agrees to rework/repair Product to a "like-new" condition and reserves the right to determine if a defective subassembly, returned by NCR, is non-repairable (unrepairable) part. AMCOM will notify NCR weekly of the unrepairable defective subassemblies and discuss NCR's options.

13. WARRANTY - AMCOM warranties all Products reworked/repaired under this agreement shall be functionally new for 365 days for electronic components (Products) and 180 days for mechanical components (Products) from the date NCR receives the Product.

14. PACKAGING - All Products shall be packaged with appropriate protection to ensure safe arrival at NCR.

15. ARBITRATION - Any controversy or claim arising out of this agreement, or breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association and the judgment upon the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof.

16. NOTICES - Notices and other communications by a Party under this Agreement, other than invoices and notices as to shipments and insurance shall be deemed given when deposited in the United States Mail, postage prepaid, and addressed as follows:

     Felipe Basilis                              Dana Pekas
     NCR Corporation                             Vice President
     556 Munoz Rivera Avenue                     AMCOM Corporation
     Hato Rey, PR 00917                          6205 Bury Drive
                                                 Eden Prairie, Minnesota 55346

17. CANCELLATION - NCR holds the option of contact cancellation, for any reason, with a 30-day written notice.

     IN WITNESS THEREOF the parties hereto have caused this Agreement to be executed as of the day and year first set forth on Page 1 of this Agreement.


     NCR CORPORATION                                      AMCOM CORPORATION


     By:_______________________                           By:__________________
     Title:______________________                         Title:_______________

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